UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21485

Cohen & Steers Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2018. The total returns for Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2018	Year Ended December 31, 2018
Cohen & Steers Infrastructure Fund at Net Asset Value[a]	–3.48%	–5.34%
Cohen & Steers Infrastructure Fund at Market Value[a]	–8.64%	–9.89%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofAML Fixed-Rate Preferred Securities Index[b]	–2.53%	–3.99%
S&P 500 Index[b]	–6.85%	–4.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Global listed infrastructure generated a negative total return in 2018, in what was a tumultuous year for investments in general. Following a prolonged period of steady gains, equity and credit markets encountered turbulence amid tighter financial conditions, rising global trade tensions and slowing economic growth. The broad global equity market suffered its largest annual decline since 2008.

Although economic growth remained relatively strong globally, momentum slowed across most regions. Europe and China in particular showed signs of deceleration. Inflation remained subdued, but indications that price pressures were building prompted the U.S. Federal Reserve (The Fed) and other major central banks to continue to normalize interest rates. The Fed also removed liquidity from the system by unwinding its crisis-era quantitative easing program, while the European Central Bank moved to wrap up its bond buying. Additionally, the strengthening U.S. dollar indirectly led to tighter credit conditions globally during the year—especially in emerging markets.

The fourth quarter saw a significant shift in investor preferences, away from cyclical investments and toward more defensive assets. After trailing the broad global equity market for much of the year, listed infrastructure began to outperform as investors’ appetite for riskier assets diminished. While infrastructure share prices declined, they held up better than the broad market as investors generally favored stocks in the asset class for their stable cash flow generation, attractive dividend yields and relative valuations.

Fund Performance

The Fund declined in the 12 months ended December 31, 2018, and underperformed its blended benchmark based on both a NAV and market price basis. Defensive sectors such as towers, gas distribution companies and electric utilities advanced as investors increasingly sought safe havens in the latter part of the year. The Fund benefited from an overweight allocation and stock selection in towers, which stand to gain from strong secular demand growth for wireless data services and the adoption of 5G, small cells and other technologies to handle the increasing data usage. Our decision to underweight the electric utilities (due to valuation concerns) detracted from relative performance. However, as the year progressed, we narrowed the underweight, positioning the portfolio more defensively and allocating more to less economically sensitive sectors.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Water utilities, also viewed as a defensive sector, performed relatively well. However, the sector’s return was checked in part due to weakness in U.K. companies in what was a challenging rate-review environment, and on a Labour Party proposal to nationalize key industries should it win control of Parliament. Our security selection in the sector aided relative performance, including an overweight position in China’s Guangdong Investment. The stock rose materially on expectations for government stimulus in the form of public-private partnership initiatives for new water and sanitation facilities.

Toll roads declined on lowered growth expectations, led by Atlantia, which also contended with a fatal bridge collapse in Italy that impacted the company’s financial outlook. The timing of our allocations in the sector detracted from relative performance. Marine ports generally traded lower on concerns that trade tariffs and slowing global growth would hurt shipping volumes. Having no allocation in the sector aided the Fund’s relative performance.

Midstream energy companies experienced a banner year in terms of improving industry fundamentals and operating performance, but those positives were overshadowed by regulatory issues, the broad market selloff and the sharp decline in the price of crude oil. The Fund’s security selection in midstream energy added to relative performance but was partially offset by our overweight allocation in the sector.

Among railways, the performance of passenger rails was mixed, while freight railways were particularly strong through the first three quarters of the year, as healthy economic data in the U.S. and Canada bolstered company earnings and optimism for freight volumes. Overall, the Fund benefited from an overweight and security selection in the sector.

The economically sensitive airports sector underperformed for a variety of reasons, including rising trade concerns, political uncertainty in Italy and weakness in Mexico, where companies suffered from lowered expectations for future growth in the wake of the October cancellation of a major new international airport project, which has implications for future passenger volumes at existing airports. The timing of our allocations in airports largely offset security selection in the sector.

Preferred securities—which comprise a substantial portion of the Fund’s fixed income investments—delivered a negative total return for the first time in a decade. Preferred securities had generally modest declines heading into the fourth quarter, but conditions became more challenging in part due to technical pressures; ETFs and mutual funds that have sizable allocations to the group saw significant outflows late in the year, which resulted in widespread and often indiscriminate selling of preferred securities. Tax loss-related selling likely contributed to these pressures ahead of year-end. Security selection and an underweight allocation in fixed income contributed modestly to the Fund’s relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), detracted from the Fund’s performance for the 12 months ended December 31, 2018.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, including the euro, U.K. pound and Japanese yen. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

Sincerely,

ROBERT S. BECKER Portfolio Manager	BEN MORTON Portfolio Manager

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2018, leverage represented 31% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	31%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	3.0%[a]
Weighted Average Term on Financing	2.7 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]

On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The weighted average rate on financing does not include the three year extension for the 2022 fixed-rate tranche and will increase as the extended fixed-rate tranche becomes effective in 2019. The weighted average term of financing includes the three year extension.

[b]	Data as of December 31, 2018. Information is subject to change.
[c]	See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

December 31, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets
NextEra Energy, Inc.	$146,499,842	5.3
Crown Castle International Corp.	139,934,016	5.1
American Tower Corp.	124,887,050	4.6
Enbridge, Inc.	94,517,637	3.4
FirstEnergy Corp.	65,382,285	2.4
WEC Energy Group, Inc.	65,113,889	2.4
American Water Works Co., Inc.	63,605,807	2.3
Atmos Energy Corp.	63,006,393	2.3
Kinder Morgan, Inc.	56,865,181	2.1
Union Pacific Corp.	56,813,083	2.1

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2018

		Shares/Units	Value

COMMON STOCK	120.9%
AUSTRALIA	4.9%
ELECTRIC—REGULATED ELECTRIC	1.3%
Spark Infrastructure Group[a]		15,978,654	$24,893,674

PIPELINES—C-CORP	0.5%
APA Group		1,478,900	8,858,819

RAILWAYS	0.9%
Aurizon Holdings Ltd.		5,801,787	17,503,984

TOLL ROADS	2.2%
Transurban Group[a]		4,897,686	40,197,903

TOTAL AUSTRALIA			91,454,380

BRAZIL	3.4%
RAILWAYS	2.9%
Rumo SAa,b		12,566,134	55,020,453

TOLL ROADS	0.5%
Ccr sa		2,937,668	8,472,739

TOTAL BRAZIL			63,493,192

CANADA	11.9%
ELECTRIC—REGULATED ELECTRIC	2.3%
Fortis, Inc.		1,309,933	43,667,632

PIPELINES—C-CORP	8.1%
Enbridge, Inc.[a]		3,042,572	94,517,637
Kinder Morgan Canada Ltd., 144Ac		1,138,956	13,290,045
Pembina Pipeline Corp.[a]		1,489,993	44,213,021

			152,020,703

RAILWAYS	1.5%
Canadian Pacific Railway Ltd.[a]		156,339	27,740,667

TOTAL CANADA			223,429,002

CHINA	1.1%
TOLL ROADS
Jiangsu Expressway Co., Ltd., Class H (HKD)		15,242,000	21,275,070

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares/Units	Value

FRANCE	2.0%
RAILWAYS	0.9%
Getlink SE		1,303,453	$17,514,948

TOLL ROADS	1.1%
Vinci SAa		241,856	19,888,293

TOTAL FRANCE			37,403,241

HONG KONG	4.0%
GAS DISTRIBUTION	2.1%
Hong Kong and China Gas Co., Ltd.[a]		19,180,000	39,626,813

PIPELINES—C-CORP	1.0%
Beijing Enterprises Holdings Ltd.		3,787,000	20,080,337

WATER	0.9%
Guangdong Investment Ltd.		8,491,247	16,406,613

TOTAL HONG KONG			76,113,763

ITALY	3.0%
COMMUNICATIONS—TOWERS	1.0%
Infrastrutture Wireless Italiane S.p.A., 144Ac		2,820,884	19,309,923

ELECTRIC—REGULATED ELECTRIC	1.1%
Terna Rete Elettrica Nazionale S.p.A.		3,526,368	20,026,724

TOLL ROADS	0.9%
Atlantia S.p.A.		844,646	17,480,055

TOTAL ITALY			56,816,702

JAPAN	8.1%
ELECTRIC—INTEGRATED ELECTRIC	2.7%
Chugoku Electric Power Co., Inc.		1,419,000	18,440,943
Shikoku Electric Power Co., Inc.[a]		2,703,100	32,626,319

			51,067,262

GAS DISTRIBUTION	1.5%
Tokyo Gas Co., Ltd.[a]		1,156,000	29,237,728

RAILWAYS	3.9%
Central Japan Railway Co.[a]		153,999	32,491,813
West Japan Railway Co.[a]		574,000	40,553,785

			73,045,598

TOTAL JAPAN			153,350,588

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares/Units	Value

MEXICO	2.1%
AIRPORTS	1.4%
Grupo Aeroportuario del Pacifico SAB de CV, Class B		3,131,209	$25,515,886

TOLL ROADS	0.7%
ALEATICA SAB de CV		10,298,002	13,315,467

TOTAL MEXICO			38,831,353

NEW ZEALAND	2.2%
AIRPORTS
Auckland International Airport Ltd.[a]		8,575,265	41,388,040

SPAIN	4.0%
AIRPORTS	2.6%
Aena SME SA, 144Aa,c		319,591	49,655,359

ELECTRIC—REGULATED ELECTRIC	1.4%
Red Electrica Corp. SA		1,154,148	25,737,737

TOTAL SPAIN			75,393,096

THAILAND	2.2%
AIRPORTS
Airports of Thailand PCL		20,717,100	40,919,322

UNITED KINGDOM	3.0%
ELECTRIC—REGULATED ELECTRIC	1.4%
National Grid PLC		2,742,655	26,832,270

WATER	1.6%
United Utilities Group PLC[a]		3,175,712	29,859,606

TOTAL UNITED KINGDOM			56,691,876

UNITED STATES	69.0%
COMMUNICATIONS—TOWERS	14.0%
American Tower Corp.[a,d]		789,475	124,887,050
Crown Castle International Corp.[a,d]		1,288,171	139,934,016

			264,821,066

ELECTRIC	30.0%
INTEGRATED ELECTRIC	13.6%
Evergy, Inc.[a]		777,059	44,113,639
FirstEnergy Corp.[a,d]		1,741,206	65,382,285
NextEra Energy, Inc.[a,d]		842,825	146,499,842

			255,995,766

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares/Units	Value

REGULATED ELECTRIC	16.4%
Alliant Energy Corp.[a,d]		955,815	$40,383,184
CMS Energy Corp.[a,d]		830,962	41,257,263
DTE Energy Co.[a,d]		383,965	42,351,339
Duke Energy Corp.[a]		490,375	42,319,362
Edison International[d]		381,818	21,675,808
Pinnacle West Capital Corp.[a,d]		205,615	17,518,398
WEC Energy Group, Inc.[d]		940,137	65,113,889

Xcel Energy, Inc.[a,d]		801,121	39,471,232

			310,090,475

TOTAL ELECTRIC			566,086,241

GAS DISTRIBUTION	5.3%
Atmos Energy Corp.[a,d]		679,534	63,006,393
NiSource, Inc.		448,935	11,380,502
Southwest Gas Holdings, Inc.[a,d]		332,754	25,455,681

			99,842,576

PIPELINES	10.7%
PIPELINES—C-CORP	8.2%
Cheniere Energy, Inc.[b,d]		407,081	24,095,124
Kinder Morgan, Inc.[a,d]		3,697,346	56,865,181
ONEOK, Inc.[a,d]		390,867	21,087,275
Plains GP Holdings LP, Class A		511,768	10,286,537
Targa Resources Corp.[a]		543,391	19,572,944
Williams Cos., Inc.[a,d]		1,050,257	23,158,167

			155,065,228

PIPELINES—MLP	2.5%
CNX Midstream Partners LP		488,100	7,946,268
Enterprise Products Partners LP		685,740	16,862,347
MPLX LPa,d		495,501	15,013,680
Noble Midstream Partners LP		208,182	6,003,969

			45,826,264

TOTAL PIPELINES			200,891,492

RAILWAYS	5.6%
Norfolk Southern Corp.[a,d]		323,686	48,404,004
Union Pacific Corp.[a,d]		411,004	56,813,083

			105,217,087

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares/Units	Value

WATER	3.4%
American Water Works Co., Inc.[a,d]		700,736	$63,605,807

TOTAL UNITED STATES			1,300,464,269

TOTAL COMMON STOCK (Identified cost—$1,879,383,028)			2,277,023,894

EXCHANGE-TRADED FUNDS—UNITED STATES	0.2%
iShares US Preferred Stock ETF		123,942	4,242,535

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$4,145,390)			4,242,535

PREFERRED SECURITIES—$25 PAR VALUE	7.1%
BERMUDA	0.1%
INSURANCE
PROPERTY CASUALTY
Enstar Group Ltd., 7.00% to 9/1/28, Series D (USD)[e,f]		70,000	1,638,000

CANADA	0.2%
PIPELINES	0.1%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (USD)[f]		109,000	2,565,860

UTILITIES	0.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (USD)[f]		38,890	971,083

TOTAL CANADA			3,536,943

UNITED STATES	6.8%
BANKS	3.4%
Bank of America Corp., 6.20%, Series CCe		112,525	2,854,759
Bank of America Corp., 6.00%, Series EEe		150,000	3,757,500
Bank of America Corp., 6.00%, Series GGe		104,775	2,629,853
Bank of America Corp., 5.875%, Series HHe		82,800	2,050,956
Bank of America Corp., 6.50%, Series Ya,d,e		252,456	6,407,333
BB&T Corp., 5.625%, Series Ee		57,901	1,352,567
Capital One Financial Corp., 6.70%, Series De		85,183	2,159,389
Capital One Financial Corp., 6.00%, Series He		54,285	1,352,239
Citigroup, Inc., 6.875% to 11/15/23, Series Ke,f		77,834	2,040,808
Citigroup, Inc., 6.30%, Series Se		147,743	3,767,447
First Republic Bank, 5.50%, Series Ge		17,393	391,690

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares/Units	Value

GMAC Capital Trust I, 8.401%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[g]		266,691	$6,760,617
Huntington Bancshares, Inc., 6.25%, Series Da,e		73,122	1,814,888
JPMorgan Chase & Co., 6.10%, Series AAa,d,e		196,847	5,027,472
JPMorgan Chase & Co., 6.125%, Series Ya,e		180,722	4,581,303
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,e,f		106,668	2,434,164
Regions Financial Corp., 6.375% to 9/15/24, Series Bd,e,f		54,461	1,350,088
Wells Fargo & Co, 5.25%, Series Pe		60,900	1,344,063
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,e,f		105,975	2,603,806
Wells Fargo & Co., 6.00%, Series Ta,d,e		150,000	3,771,000
Wells Fargo & Co., 5.70%, Series Wa,d,e		143,039	3,404,328
Wells Fargo & Co., 5.625%, Series Ye		99,275	2,332,963

			64,189,233

ELECTRIC	0.8%
INTEGRATED ELECTRIC	0.6%
Integrys Holdings, Inc., 6.00% to 8/1/23, due 8/1/73[a,f]		158,638	3,771,619
Southern Co./The, 6.25%, due 10/15/75[a,d]		193,189	4,928,251
Southern Co./The, 5.25%, due 12/1/77		99,672	2,175,840

			10,875,710

REGULATED ELECTRIC	0.2%
DTE Energy Co., 5.375%, due 6/1/76, Series Ba,d		182,874	4,164,041

TOTAL ELECTRIC			15,039,751

FINANCIAL	0.9%
DIVERSIFIED FINANCIAL SERVICES	0.2%
Apollo Global Management LLC, 6.375%, Series Ae		7,544	169,740
KKR & Co., Inc., 6.75%, Series Aa,e		97,511	2,521,634

			2,691,374

INVESTMENT BANKER/BROKER	0.7%
Carlyle Group LP/The, 5.875%, Series Ae		141,403	2,880,379
Charles Schwab Corp./The, 5.95%, Series Da,d,e		52,943	1,323,575
Morgan Stanley, 6.875% to 1/15/24, Series Fe,f		154,901	4,011,936
Morgan Stanley, 6.375% to 10/15/24, Series Ie,f		125,000	3,153,750

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares/Units	Value

Morgan Stanley, 5.85% to 4/15/27, Series Ke,f		99,200	$2,408,576

			13,778,216

TOTAL FINANCIAL			16,469,590

INDUSTRIALS—CHEMICALS	0.3%
CHS, Inc., 7.10% to 3/31/24, Series 2[e,f]		135,283	3,340,137
CHS, Inc., 6.75% to 9/30/24, Series 3[a,e,f]		137,935	3,318,716

			6,658,853

INSURANCE	0.3%
LIFE/HEALTH INSURANCE	0.2%
MetLife, Inc., 5.625%, Series Ee		95,000	2,237,250

Prudential Financial, Inc., 5.625%, due 8/15/58		48,000	1,134,720

			3,371,970

MULTI-LINE	0.1%
Hanover Insurance Group, Inc./The, 6.35%, due 3/30/53		82,237	2,039,478

TOTAL INSURANCE			5,411,448

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 5.625%, due 8/1/67		50,000	1,159,500

PIPELINES	0.1%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series Ce,f		111,650	2,457,417

REAL ESTATE—DIVERSIFIED	0.4%
Saul Centers, Inc., 6.875%, Series Ce		46,165	1,163,589
VEREIT, Inc., 6.70%, Series Fa,e		246,816	5,839,666

			7,003,255

REINSURANCE	0.0%
Arch Capital Group Ltd., 5.45%, Series Fa,e		80,000	1,626,400

TECHNOLOGY—SOFTWARE	0.1%
eBay, Inc., 6.00%, due 2/1/56[a]		95,400	2,430,792

UTILITIES	0.4%
NiSource, Inc., 6.50% to 3/15/24, Series Be,f		100,777	2,530,763
SCE Trust IV, 5.375% to 9/15/25, Series Je,f		111,918	2,271,935

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Shares/Units	Value
SCE Trust VI, 5.00%[a,e]		121,933	$2,217,961

			7,020,659

TOTAL UNITED STATES			129,466,898

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$138,683,516)			134,641,841

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	14.9%
AUSTRALIA	0.5%
BANKS	0.1%
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (USD)[a,c,e,f,h]		$2,200,000	1,883,750

INSURANCE-PROPERTY CASUALTY	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)[f,i]		4,000,000	4,025,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)[f,i]		1,800,000	1,713,974

			5,738,974

MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (USD)[c,f]		1,600,000	1,666,360

TOTAL AUSTRALIA			9,289,084

CANADA	0.9%
PIPELINES	0.5%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)[f]		1,400,000	1,265,665
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (USD)[f]		2,455,000	2,215,512
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)[a,f]		5,990,000	5,649,169

			9,130,346

UTILITIES—ELECTRIC UTILITIES	0.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)[a,f]		8,000,000	8,055,360

TOTAL CANADA			17,185,706

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
FRANCE	1.0%
BANKS	0.8%
BNP Paribas SA, 7.195% to 6/25/37, 144A (USD)[a,c,e,f]		$3,000,000	$3,067,500
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)[c,e,f,h]		2,400,000	2,397,000
BNP Paribas SA, 7.625% to 3/30/21, 144A (USD)[a,c,e,f,h]		3,800,000	3,880,750
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)[a,c,e,f,h]		2,950,000	3,042,187
Societe Generale SA, 7.375% to 9/13/21, 144A (USD)[a,c,e,f,h]		2,600,000	2,538,250

			14,925,687

ELECTRIC—INTEGRATED ELECTRIC	0.1%
Electricite de France SA, 5.25% to 1/29/23, 144A (USD)[c,e,f]		1,200,000	1,138,500

INSURANCE—LIFE/HEALTH INSURANCE	0.1%
La Mondiale SAM, 7.625% to 4/23/19 (USD)[e,f,i]		3,250,000	3,283,391

TOTAL FRANCE			19,347,578

GERMANY	0.2%
BANKS
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[a,c]		3,088,000	3,743,891

HONG KONG	0.1%
BANKS
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (USD)[c,e,f]		2,200,000	2,206,043

ITALY	0.5%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (USD)[a,c,f]		8,635,000	8,850,875

JAPAN	0.6%
INSURANCE—LIFE/HEALTH INSURANCE
Dai-ichi Life Insurance Co. Ltd./The, 5.10% to 10/28/24, 144A (USD)[a,c,e,f]		2,000,000	2,000,000
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (USD)[a,c,f]		3,600,000	3,609,000

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount	Value
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)[a,c,f]		$5,000,000	$5,025,000

TOTAL JAPAN			10,634,000

NETHERLANDS	0.6%
BANKS
Cooperatieve Rabobank UA, 11.00% to 6/30/19, 144A (USD)[a,c,e,f]		8,120,000	8,414,350
ING Groep N.V., 6.875% to 4/16/22 (USD)[e,f,h,i]		3,000,000	2,992,500

TOTAL NETHERLANDS			11,406,850

NORWAY	0.1%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)[e,f,h,i]		3,000,000	2,955,750

SWEDEN	0.1%
BANKS
Swedbank AB, 6.00% to 3/17/22 (USD)[e,f,h,i]		2,200,000	2,102,529

SWITZERLAND	0.7%
BANKS
Credit Suisse Group AG, 7.125% to 7/29/22 (USD)[e,f,h,i]		2,600,000	2,570,750
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (USD)[c,e,f,h]		2,000,000	1,955,000
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (USD)[e,f,h,i]		1,800,000	1,806,151
UBS Group Funding Switzerland AG, 7.125% to 2/19/20 (USD)[e,f,h,i]		5,046,000	5,077,538
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (USD)[e,f,h,i]		1,600,000	1,626,598

TOTAL SWITZERLAND			13,036,037

UNITED KINGDOM	2.6%
BANKS	2.5%
Barclays PLC, 7.75% to 9/15/23 (USD)[e,f,h]		2,400,000	2,314,608
Barclays PLC, 7.875% to 3/15/22 (USD)[e,f,h,i]		3,000,000	3,011,250
HBOS Capital Funding LP, 6.85% (USD)[e,i]		2,400,000	2,396,916
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (USD)[a,c,e,f]		8,950,000	12,865,625

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount		Value
HSBC Holdings PLC, 6.25% to 3/23/23 (USD)[a,e,f,h]		$2,000,000		$1,877,500
HSBC Holdings PLC, 6.375% to 3/30/25 (USD)[e,f,h]		1,000,000		962,500
HSBC Holdings PLC, 6.875% to 6/1/21 (USD)[a,e,f,h]		3,800,000		3,914,950
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)[a,e,f,h]		4,334,000		4,192,279
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)[e,f,h]		2,400,000		2,322,480
Nationwide Building Society, 10.25%[e,i]		905,000		1,612,034
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (USD)[a,e,f]		2,512,000		3,105,460
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (USD)[a,e,f,h]		7,400,000		7,677,500

				46,253,102

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (USD)[f,i]		2,250,000		2,096,156

				48,349,258

UNITED STATES	7.0%
BANKS	3.3%
AgriBank FCB, 6.875% to 1/1/24[a,e,f]		37,000	†	3,792,500
Bank of America Corp., 6.10% to 3/17/25, Series AAe,f		1,513,000		1,492,196
Bank of America Corp., 6.50% to 10/23/24, Series Za,e,f		3,169,000		3,212,574
Citigroup, Inc., 5.90% to 2/15/23[e,f]		5,675,000		5,303,287
Citigroup, Inc., 6.125% to 11/15/20, Series Re,f		1,225,000		1,197,438
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,e,f		2,950,000		2,828,903
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ce,f		1,200,000		1,125,000
CoBank ACB, 6.25% to 10/1/22, Series Fa,e,f		52,500	†	5,276,250
CoBank ACB, 6.25% to 10/1/26, Series Ia,e,f		2,866,000		2,880,330
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,c,e,f		35,300	†	3,547,650
Farm Credit Bank of Texas, 10.00%, Series Ia,e		7,000	†	7,805,000
JPMorgan Chase & Co., 5.99%, (3 Month US LIBOR + 3.47%), Series I (FRN)[e,g]		3,484,000		3,449,160
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,e,f		5,375,000		5,560,437
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Ze,f		1,850,000		1,831,500
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Oe,f		3,000,000		3,052,500
Wells Fargo & Co., 6.558%, (3 Month US LIBOR + 3.77%), to 3/15/19, Series K (FRN)[e,g]		4,000,000		3,980,000

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount		Value

Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,e,f		$2,891,000		$2,861,223
Wells Fargo Capital X, 5.95%, due 12/1/36, (TruPS)		2,830,000		2,936,125

				62,132,073

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)[a]		7,400	†	7,767,379

ELECTRIC	0.5%
INTEGRATED ELECTRIC	0.2%
Southern California Edison Co., 6.25% to 2/1/22, Series Ee,f		4,250,000		4,058,750

REGULATED ELECTRIC	0.3%
CenterPoint Energy, Inc., 6.125% to 9/01/23, Series Ae,f		1,850,000		1,806,063
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bf		3,600,000		3,469,473

				5,275,536

TOTAL ELECTRIC				9,334,286

FOOD	0.3%
Dairy Farmers of America, Inc., 7.875%, 144Ac,e,j		60,000	†	5,985,000

GAS DISTRIBUTION	0.1%
NiSource, Inc., 5.65% to 6/15/23, 144Ac,e,f		2,000,000		1,862,500

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.00% to 1/21/21, Series De,f		5,107,000		3,913,239

INSURANCE	1.5%
LIFE/HEALTH INSURANCE	1.1%
MetLife Capital Trust IV, 7.875% to 12/15/32, due 12/15/37, 144Aa,c		4,500,000		5,118,750
MetLife, Inc., 5.25% to 6/15/20, Series Ca,e,f		5,200,000		5,005,000
MetLife, Inc., 5.875% to 3/15/28, Series De,f		2,530,000		2,431,962
MetLife, Inc., 9.25%, due 4/8/38, 144Aa,c		6,500,000		8,222,500
Voya Financial, Inc., 6.125% to 9/15/23, Series Ae,f		1,000,000		950,000

				21,728,212

PROPERTY CASUALTY	0.4%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[f]		2,100,000		2,005,500

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

		Principal Amount		Value

Liberty Mutual Group, Inc., 7.80%, due 3/7/37, 144Aa,c		$4,500,000		$4,916,250

				6,921,750

TOTAL INSURANCE				28,649,962

INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,c,d		8,989	†	9,530,605

PIPELINES	0.2%
Plains All American Pipeline LP, 6.125% to 11/15/22, Series Be,f		2,895,000		2,439,038

TOTAL UNITED STATES				131,614,082

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$274,673,768)				280,721,683

CORPORATE BONDS—UNITED STATES	0.2%
FINANCIAL	0.1%
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25		1,750,000		1,557,591

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.1%
General Electric Co., 6.875% to 2/15/38, due 1/10/39 Series GMTN		1,335,000		1,401,630

TOTAL CORPORATE BONDS (Identified cost—$2,983,777)				2,959,221

		Shares
SHORT-TERM INVESTMENTS	2.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24%[k]		39,968,816		39,968,816

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$39,968,816)				39,968,816

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,339,838,295)	145.4%			2,739,557,990
LIABILITIES IN EXCESS OF OTHER ASSETS	(45.4)			(855,708,585)

NET ASSETS (Equivalent to $22.08 per share based on 85,319,794 shares of common stock outstanding)	100.0%			$1,883,849,405

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
GMTN	Global Medium Term Note
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $1,751,819,221 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $189,722,663 which represents 10.1% of the net assets of the Fund, of which 0.3% are illiquid.

[d]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $783,690,209 in aggregate has been rehypothecated.
[e]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[f]	Security converts to floating rate after the indicated fixed-rate coupon period.
[g]	Variable rate. Rate shown is in effect at December 31, 2018.
[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $61,101,820 which represents 3.2% of the net assets of the Fund (2.2% of the managed assets of the Fund).

[i]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $37,270,537 which represents 2.0% of the net assets of the Fund, of which 0.0% are illiquid.

[j]	Security value is determined based on significant unobservable inputs (Level 3).
[k]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2018

Sector Summary	% of Managed Assets
Electric	28.7
Pipelines	14.5
Railways	10.8
Communications	10.7
Banks	8.2
Gas Distribution	6.2
Airports	5.8
Toll Roads	4.4
Water	4.0
Other	2.7
Insurance	1.9
Utilities	0.9
Financial	0.7
Integrated Telecommunication Services	0.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,339,838,295)	$2,739,557,990
Cash	1,187,390
Foreign currency, at value (Identified cost—$71)	69
Receivable for:
Investment securities sold	9,003,064
Dividends and interest	8,803,126
Other assets	36,759

Total Assets	2,758,588,398

LIABILITIES:
Payable for:
Credit agreement	850,000,000
Dividends and distributions declared	12,474,242
Investment securities purchased	7,968,965
Investment management fees	2,027,764
Foreign capital gains tax	1,473,808
Interest expense	282,444
Administration fees	143,136
Directors’ fees	206
Other liabilities	368,428

Total Liabilities	874,738,993

NET ASSETS	$1,883,849,405

NET ASSETS consist of:
Paid-in capital	$1,477,702,200
Total distributable earnings/(accumulated loss)	406,147,205

$1,883,849,405

NET ASSET VALUE PER SHARE:
($1,883,849,405 ÷ 85,319,794 shares outstanding)	$22.08

MARKET PRICE PER SHARE	$19.76

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(10.51)%

[a]	Includes $1,751,819,221 pledged, of which $783,690,209 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 6.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividend income (net of $3,480,072 of foreign withholding tax)	$78,562,190
Interest income	15,952,062
Rehypothecation income	177,095

Total Investment Income	94,691,347

Expenses:
Investment management fees	24,618,929
Interest expense	21,577,255
Administration fees	2,008,928
Reports to shareholders	808,056
Custodian fees and expenses	386,347
Directors’ fees and expenses	119,794
Professional fees	114,986
Transfer agent fees and expenses	25,538
Miscellaneous	322,957

Total Expenses	49,982,790

Net Investment Income (Loss)	44,708,557

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $165,680 of foreign capital gains tax)	21,197,966
Foreign currency transactions	(676,843)

Net realized gain (loss)	20,521,123

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of decrease in accrued foreign capital gains tax of $494,470)	(188,864,740)
Foreign currency translations	83,282

Net change in unrealized appreciation (depreciation)	(188,781,458)

Net Realized and Unrealized Gain (Loss)	(168,260,335)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(123,551,778)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$44,708,557	$57,469,360
Net realized gain (loss)	20,521,123	166,281,534
Net change in unrealized appreciation (depreciation)	(188,781,458)	228,443,929

Net increase (decrease) in net assets resulting from operations	(123,551,778)	452,194,823

Distributions to Shareholders:[a]	(170,639,587)	(150,845,395)

Total increase (decrease) in net assets	(294,191,365)	301,349,428
Net Assets:
Beginning of year	2,178,040,770	1,876,691,342

End of year	$1,883,849,405	$2,178,040,770

[a]

Distributions to shareholders from net investment income and net realized gain for the year ended December 31, 2017 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation. The amounts reported within the December 31, 2017 annual report were as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders from:
Net investment income	$(87,583,958)
Net realized gain	(63,261,437)

Total distributions to shareholders	$(150,845,395)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2018

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(123,551,778)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,064,196,556)
Proceeds from sales and maturities of long-term investments	1,204,040,543
Net purchases, sales and maturities of short-term investments	(21,483,173)
Net amortization of premium on investments in securities	949,293
Net decrease in dividends and interest receivable and other assets	2,786,222
Net decrease in interest expense payable, accrued expenses and other liabilities	(758,716)
Net decrease in foreign capital gains tax payable	494,470
Net change in unrealized depreciation on investments in securities	188,864,740
Net realized gain on investments in securities	(21,197,966)

Cash provided by operating activities	165,947,079

Cash Flows from Financing Activities:
Dividends and distributions paid	(172,251,943)

Increase (decrease) in cash	(6,304,864)
Cash at beginning of year (including foreign currency)	7,492,323

Cash at end of year (including foreign currency)	$1,187,459

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the year ended December 31, 2018, interest paid was $21,524,124.

During the year ended December 31, 2018, as part of an exchange offer from one of the Fund’s investments, the Fund received shares of a new security valued at $519,695, resulting in a realized gain of $10,458.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.53	$22.00	$22.22	$25.79	$23.43

Income (loss) from investment operations:

Net investment income (loss)[a]	0.52	0.67	0.69	0.68	0.72
Net realized and unrealized gain (loss)	(1.97)	4.63	1.12	(2.66)	3.12

Total from investment operations	(1.45)	5.30	1.81	(1.98)	3.84

Less dividends and distributions to shareholders from:

Net investment income	(0.53)	(1.03)	(0.62)	(0.72)	(0.69)
Net realized gain	(1.47)	(0.74)	(1.41)	(0.88)	(0.79)

Total dividends and distributions to shareholders	(2.00)	(1.77)	(2.03)	(1.60)	(1.48)

Anti-dilutive effect from the repurchase of shares	—	—	—	0.01	—

Net increase (decrease) in net asset value	(3.45)	3.53	(0.22)	(3.57)	2.36

Net asset value, end of year	$22.08	$25.53	$22.00	$22.22	$25.79

Market value, end of year	$19.76	$24.00	$19.36	$19.08	$22.72

Total net asset value return[b]	-5.34%	25.33%	9.22%	-6.85%	17.27%

Total market value return[b]	-9.89%	33.89%	11.93%	-9.21%	17.51%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2018	2017	2016	2015	2014
Net assets, end of year (in millions)	$1,883.8	$2,178.0	$1,876.7	$1,895.5	$2,210.3

Ratios to average daily net assets:

Expenses	2.44%	2.17%	2.19%	2.11%	2.01%

Expenses (excluding interest expense)	1.39%	1.35%	1.36%	1.35%	1.30%

Net investment income (loss)	2.18%	2.73%	2.97%	2.73%	2.78%

Ratio of expenses to average daily managed assets[c]	1.73%	1.54%	1.53%	1.50%	1.46%

Portfolio turnover rate	37%	46%	51%	58%	33%

Credit Agreement
Asset coverage ratio for credit agreement	322%	356%	321%	323%	360%

Asset coverage per $1,000 for credit agreement	$3,216	$3,562	$3,208	$3,230	$3,600

[a]	Calculation based on average shares outstanding.
[b]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[c]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at NAV.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Canada	$223,429,002	$223,429,002	$—	$—
Mexico	38,831,353	38,831,353	—	—
United States	1,300,464,269	1,300,464,269	—	—
Other Countries	714,299,270	—	714,299,270	—
Exchange-Traded Funds	4,242,535	4,242,535	—	—
Preferred Securities— $25 Par Value:
United States	129,466,898	122,000,927	7,465,971	—
Other Countries	5,174,943	5,174,943	—	—
Preferred Securities— Capital Securities:
United States	131,614,082	—	125,629,082	5,985,000
Other Countries	149,107,601	—	149,107,601	—
Corporate Bonds	2,959,221	—	2,959,221	—
Short-Term Investments	39,968,816	—	39,968,816	—

Total Investments in Securities[a]	$2,739,557,990	$1,694,143,029	$1,039,429,961	$5,985,000	[b]

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— United States
Balance as of December 31, 2017	$6,301,302
Change in unrealized appreciation (depreciation)	(316,302)

Balance as of December 31, 2018	$5,985,000

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $(316,302).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the SEC. The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2018, the Fund paid distributions from net investment income and net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the year ended December 31, 2018 the Fund incurred $1,737,807 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $32,959 for the year ended December 31, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2018, totaled $1,055,171,678 and $1,202,140,369, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2018	2017
Ordinary income	$45,489,953	$118,340,335
Long-term capital gain	125,149,634	32,505,060

Total dividends and distributions	$170,639,587	$150,845,395

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2018, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,342,555,964

Gross unrealized appreciation on investments	$488,502,570
Gross unrealized depreciation on investments	(93,770,908)

Net unrealized appreciation (depreciation) on investments	$394,731,662

Undistributed long-term capital gains	$11,361,255

As of December 31, 2018, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, passive foreign investment companies, certain fixed income securities and partnership investments and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $184,991, and total distributable earnings/(accumulated loss) was charged $184,991. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2018 and December 31, 2017, the Fund did not issue shares of common stock for the reinvestment of dividends.

The Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) from January 1, 2019, through the fiscal year ended December 31, 2019.

During the years ended December 31, 2018 and December 31, 2017, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

On February 24, 2015, the Fund amended its credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The new rates will increase and become effective as the extended fixed-rate tranches become effective. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of December 31, 2018 the Fund had outstanding borrowings of $850,000,000 at a weighted average rate of 3.0% . During the year ended December 31, 2018, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 2.5%.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments of emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Credit and Below Investment Grade Securities Risk: Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s (UK) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will not have a material effect on the timing of income recognized by the Fund and will have no affect on the Fund’s net assets or overall results of operations.

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments within the financial statements for the year ended December 31, 2018, which had no effect on the Fund’s net assets or results of operations.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Cohen & Steers Infrastructure Fund, Inc. (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 26, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2018) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
–5.34%	7.20%	13.98%	9.50%	–9.89%	7.58%	15.56%	8.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

TAX INFORMATION—2018 (Unaudited)

For the calendar year ended December 31, 2018, for individual taxpayers, the Fund designates $45,489,953 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $125,149,634 taxable at the maximum 20% rate and $6,505,461 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 61.18% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The

COHEN & STEERS INFRASTRUCTURE FUND, INC.

number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to

COHEN & STEERS INFRASTRUCTURE FUND, INC.

shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				20	Since 2015

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COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross 1943	Director	—[5]	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person”, as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Robert S. Becker 1969	Vice President	Senior Vice President of CSCM since 2003.	Since 2005

Benjamin Morton 1974	Vice President	Executive VP of CSCM since 2019. Prior to that, Senior Vice President of CSCM since 2003.	Since 2013

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2008

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Robert S. Becker

Vice President

Benjamin Morton

Vice President

William F. Scapell

Vice President

Yigal D. Jhirad

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Infrastructure

Fund

Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

UTFAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Until December 31, 2018, each of Messrs. Clark, Ross and Maginnis was a member of the board’s audit committee, and each was “independent” as such term is defined in Form N-CSR. Mr. Ross retired from the registrant’s board on December 31, 2018 pursuant to the Fund’s mandatory retirement policy and is no longer a member of the board’s audit committee. Effective January 1, 2019, each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2018 and December 31, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$46,400	$45,440
Audit-Related Fees	$0	$0
Tax Fees	$17,420	$19,665
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1) The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2018	2017
Registrant	$17,420	$19,665
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of December 31, 2018, the members of the committee were Frank K. Ross (chairman), Michael G. Clark, George Grossman and Gerald J. Maginnis. Mr. Ross retired on December 31, 2018 pursuant to the Fund’s mandatory retirement policy, and Mr. Maginnis was elected to serve as Audit Committee Chair effective January 1, 2019. Effective January 1, 2019, the members of the committee are Messrs. Maginnis (chairman), Clark and Grossman.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

A. Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, Cohen & Steers follows the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owners of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

Set forth below are general guidelines followed by Cohen & Steers in exercising proxy voting rights:

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., Cohen & Steers Capital Management, Inc. may discount long-term views on a short-term holding).

Voting for Directors Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight[2], or fiduciary responsibilities at the company; and

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nince (9) years are reclassified as non-independent unless the company can explain why they remain independent.

[2]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or a significant pledging of company stock in the aggregate by the officers and directors of a company.

•

Actions related to a nominee’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

The Majority Vote for Directors

Cohen & Steers generally votes for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Separation of Chairman and CEO

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. Cohen & Steers does recognize, however, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

The Independent Chairman

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.

Lead Independent Directors

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers vote for the appointment of a lead independent director.

Board Independence

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.

Board Size

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

Classified Boards

Cohen & Steers generally votes in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate or strategic decisions and (ii) the proposal is in the best interests of shareholders.

Independent Committees

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the law of the jurisdiction of formation. Cohen & Steers alsos vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in cases where there are an unacceptable under of problematic pay practices including:

•	Poor linkage between the executives’ pay and the company’s performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure on Executive and Director Pay. Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a Change in Control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:
•	Automatic single-triggered award vesting upon CIC;
•	Discretionary vesting authority;
•	Liberal share recycling on various award types; and
•	Minimum vesting period for grants made under the plan.

•	Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements for most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy; and
•	Whether the company has established post exercise/vesting share-holding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Stock Ownership Requirements. Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods. Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation. Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following issues:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews on a case-by-case basis proposals to ratify shareholder rights plans taking into consideration the length of the plan.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes. Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses. In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

Shareholder Ability to Call Special Meetings. Cohen & Steers votes on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent. Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Cumulative Voting. Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a corporation. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Supermajority Vote Requirements. Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that the dissident groups honor its confidential voting policy in the case of proxy contests.

Cohen & Steers also votes for management proposals to adopt confidential voting.

Date/Location of Meeting. Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding the evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;

•	Whether the disclosure is available to shareholders from the company or from a publicly available source; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Social Proposals (SP). Cohen & Steers believes board and workforce diversity are beneficial t the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against the proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 11, 2019, is set forth below.

William F. Scapell • Vice President	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

• Portfolio manager since inception

Robert Becker	Senior Vice President of C&S since 2003.

• Vice President

• Portfolio manager since inception

Ben Morton • Vice President	Executive Vice President of C&S since 2019. Prior to that, Senior Vice President of C&S since 2010.

• Portfolio manager since 2009

Elaine Zaharis-Nikas • Vice President	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2005

• Portfolio manager since 2012

C&S utilizes a team-based approach in managing the registrant. Mr. Becker and Mr. Morton direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell and Ms. Zaharis-Nikas manage the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2018, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage. One (1) of the 13 other accounts managed by Mr. Morton and one (1) of the 15 other accounts managed by Mr. Becker, with total assets of $141 million, is subject to performance-based fees.

William F. Scapell	Number of accounts	Total assets

• Registered investment companies	9	$12,185,926,952

• Other pooled investment vehicles	11	$1,009,909,677

• Other accounts	20	$3,034,669,664

Robert Becker	Number of accounts	Total assets

• Registered investment companies	3	$783,649,583

• Other pooled investment vehicles	11	$995,067,098

• Other accounts	15	$2,888,821,713

Ben Morton	Number of accounts	Total assets

• Registered investment companies	5	$1,177,369,884

• Other pooled investment vehicles	12	$1,004,286,849

• Other accounts	13	$2,969,861,207

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	4	$8,707,102,014

• Other pooled investment vehicles	10	$687,213,769

• Other accounts	17	$2,458,233,643

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2018:

Dollar Range of Securities Owned
William F. Scapell	None
Robert Becker	$50,001-$100,000
Ben Morton	$10,001-$50,000
Elaine Zaharis-Nikas	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the FTSE Global Core Infrastructure 50/50 Net Tax Index, the ICE BofAML Fixed-Rate Preferred Securities Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has two funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the registrant’s investment advisor and CNS. While the annual salaries of the investment advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Note: On December 4, 2018, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2019 through December 31, 2019.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2018, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$1,180,631
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,003,536
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$1,003.536
Net income from securities lending activities	$177,095

(b) During the registrants most recent fiscal year ended December 31, 2018, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;
•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);
•	Negotiation of loan terms;
•	Selection of securities to be loaned;
•	Recordkeeping and account servicing;
•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;
•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) The amended Code of Ethics is filed herewith.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: March 11, 2019